THE PARNASSUS FUND
QUARTERLY REPORT
SEPTEMBER 30, 1997

                                                                October 30, 1997

Dear Shareholder:

     As of September 30, 1997, the net asset value per share (NAV) of the Parnassus Fund was $51.43 so the overall return for the quarter was 21.87%. This compares to a return of 7.48% for the S&P 500+ and a return of 10.61% for the average growth fund according to Lipper Analytical Services. For the fourth consecutive quarter, we've outperformed both the S&P and the average growth fund. During the quarter, we earned double the return of the average growth fund and almost triple the return of the S&P. For the year-to-date, we're up 49.55% compared to 30.96% for the S&P and 26.65% for the average growth fund.
     Our most significant milestone, however, is our performance over the past 12 months where we've gained 71.61% compared to 40.44% for the S&P and 33.52% for the average growth fund. Over the past 12 months, the Parnassus Fund has outperformed the average growth fund by an astonishing 38.1 percentage points which for the past year makes us the nation's no. 1 growth fund out of the 784 growth funds followed by Lipper Analytical Services*.
     Below you will find a table summarizing our average annual returns as of September 30, 1997.

--------------------------------------------------------------------------------
                              Average Annual            Average Annual
                                Total Return            Overall Return
--------------------------------------------------------------------------------
One Year                              65.60%                    71.61%
Five Years                            21.47%                    22.34%
Ten Years                             12.87%                    13.27%
Since Inception 12/31/84              14.68%                    15.00%
--------------------------------------------------------------------------------

     The overall return figures give investment performance only while the total return figures are reduced by the amount of the maximum sales charge (3.5%).
     Past performance is no guarantee of future returns. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
     * The Parnassus Fund charges a maximum sales charge of 3.5% and Lipper rankings based on total return do not take the sales charge into account although the total return figures quoted in this report do. For the five years ending 9/30/97, the Parnassus Fund placed 48th out of 298 growth funds and for the ten-year period, it placed 92nd out of 179 growth funds.
     + The Standard & Poor's 500 is an unmanaged index of the common stocks of 500 companies and it is not possible to invest directly in an index.

THREE NEW INVESTMENT TECHNIQUES
     As most of you will remember, the Fund experienced a difficult period of poor performance during the 15 months ending on September 30, 1996. That experience caused us to do a lot of soul-searching and we came up with three new investment techniques in an effort to improve our performance.
     The first one - the 12-month catalyst - we've already reported to you. After determining that a company is undervalued, we ask ourselves if there is a catalyst emerging within the following 12 months that will cause earnings to increase substantially. If there is no visible catalyst, we don't invest in the company. This doesn't mean that we'll always be right on every company we invest in, but we think it does give us an advantage in making investment decisions.
     Prior to 1996 when we developed this technique, we didn't do a very good job in assessing the prospects for future earnings. Since earnings estimates were notoriously unreliable, we concluded that there was no reason to spend time thinking about a company's immediate prospects for higher earnings. This proved to be a mistake. While we still think that quarterly earnings forecasts are not very reliable, we do think that we can make a reasonable assessment of a company's prospects for earnings improvement over the next 12 months.
     We developed this analysis during the Fund's difficult period because so many of the undervalued companies in the portfolio stayed undervalued for long periods of time. While the stock market raced ahead in late 1995 and early 1996, the price of most of our companies stayed pretty flat, causing the Fund to underperform.
     Our second new investment technique - a quarterly free cash flow analysis - developed in response to so many of the "disasters" we had during our difficult period. While we called an undervalued company that stayed undervalued "stuck in the mud", a "disaster" is a company that actually declines in value by a substantial amount. While there is no way to eliminate disasters entirely, we think we can reduce their number to an absolute minimum and, hopefully, never again have as many as we did during our difficult period.
     To try to identify companies that may be having problems in the future, we now perform a free cash flow analysis on each company every time a firm reports quarterly earnings. Sometimes, a company's earnings will look fine because of accounting entries, but they will not be making money on a cash basis. When we discover a company like this in our portfolio, we now give it close scrutiny.
     We take a company's quarterly earnings and add in non-cash expenses like depreciation and amortization to get cash flow. Then we subtract an amount for capital expenditures that we think is necessary for the company to operate. The remainder is what we call free cash flow or "owner's earnings."
     If the amount is negative or small in relation to reported earnings, we take a closer look at the company. We won't necessarily sell the stock if there's no free cash flow, but there had better be a good reason for it and it better be a temporary situation.
     A third new technique that we're using involves re-evaluating a company in the portfolio as it reaches its initial "sell" target. Whenever we invest in a company, we determine what we feel is its intrinsic value and that becomes the price at which we intend to sell. Historically, we have usually sold our stocks at the predetermined target price.
     What we discovered is that we often left money on the table. Our stocks would rise quite a bit after we sold them. What seemed to be happening was that the intrinsic value of many of our companies increased substantially during the holding period. Our analytical techniques did not focus closely enough on this increase in value. Many times, we sold on the basis of a target price that had grown out of date. For the last year or so, we have been focusing more on making a revaluation of a company's intrinsic worth before selling it. Naturally, there's always the danger that during this extra holding period the stock can go down as well as up, but on balance, this third new investment technique has helped us quite a bit as you will see later in the section where we discuss individual companies.
     In my view, much of the Fund's improved performance over the past 12 months can be attributed to these three new investment techniques. Of course, much of the performance can also be attributed to investment techniques we've been using since the Fund began, and quite candidly, some of the last year's stellar performance can be attributed to plain luck. In any case, 12 months is not enough time to determine if the new techniques will make a permanent difference in the Fund's return. We need at least three years of performance to make a well-reasoned decision. So while the final returns are not yet in, I can say that the early results look great.

PERFORMANCE OF INDIVIDUAL COMPANIES
     During the quarter, some of our companies dropped in value, but none of those that declined had a substantial impact on the Fund. On the other hand, we had a dozen companies that increased more than 30% during the period and four of them gained more than 50%. The star performer for the third quarter was Tandem Computers which went from $20.25 to $34.90 at the time it was bought out by Compaq. This resulted in a gain of 72% on top of the 71% it gained in the second quarter. Once our Tandem shares converted to Compaq stock, they rose an additional 14%, going from $65.50 to $74.94.
     Our average cost for Tandem was $11.77 a share and our average holding period was almost four years so we had owned the company for a long time. Earlier this year, the stock was selling for $14 a share right before the takeover announcement and it jumped to a little over $20 a share after the news became public.
     Our target price for Tandem was $18 a share so we considered selling Tandem after the announcement. Since Compaq intended to pay for Tandem with its own shares, we would in effect be owning Compaq instead of Tandem. Our research director, David Pogran, did a good job of analyzing Compaq and recommended that we hang onto our shares. As it turned out, it was the right decision because Tandem's shares moved up another $14 between the time after the announcement and the time that the merger was consummated. In other words, we made more than double the amount during the post-announcement period than we did when the stock first jumped on the news.
     This is a good example of our third new investment technique of holding beyond our initial target price and revaluing a company before selling its stock. In this case, the new valuation was of Compaq (or the joint Tandem/Compaq entity). David Pogran's good work helped the Fund's performance quite a bit.
     The second best performer during the period was Nellcor Puritan Bennett, a maker of medical products based in the San Francisco Bay Area. The company went from $18.13 to $28.50 a share for a gain of 57%. Like Tandem, Nellcor was bought out by another company - this time for cash.
     Genus, the Silicon Valley-based maker of semiconductor production equipment, rose 53%, going from $4.50 to $6.88. The company's prospects are improving as demand for its equipment grows.
     The stock of Mylan Labs went up 52% during the quarter, climbing from $14.75 to $22.44. Investors have recognized the value in this maker of generic drugs. Patrick McVeigh of Franklin Research & Development was responsible for bringing this company to our attention and pointing out both its financial and social merits.
     Protocol Systems, another maker of medical equipment, gained 47% during the quarter as its stock increased from $8.00 to $11.75. Portland-based Protocol makes patient monitoring equipment that is more portable and more durable than competitive products.
     Electro Scientific Industries (ESI) saw its stock increase 46% as it went from $41.88 to $61.00. This was on top of the 66% increase of the second quarter. The company is based in Portland, Oregon and makes laser-based products for use in the semiconductor industry. ESI offers another illustration in the value of reassessing a company's value rather than selling at a predetermined target price. Our cost was $21.47 per ESI share and our initial price target was $35. Once the company's stock hit $35, I asked Todd Ahlsten, one of our analysts, if we should think about selling. Todd conducted an analysis that showed the company's value to have increased substantially since we first purchased its stock. Our new target became $51 a share. When it hit that price, I again asked Todd if it was time to sell. Because of important acquisitions in related areas, the company was able to expand the use of its laser products into new industries. This increased the value of the company and we held on. The stock is now trading at $61 a share, but Todd says that it's still undervalued and we should continue to own this company.
     Intuit, whose products include Quicken (personal finance software), TurboTax (tax preparation software) and small business accounting systems, went up 40% as its stock climbed from $22.94 to $32.00. Investors recognized the value of the company's excellent products.
     Broderbund, the company that provides computer games and educational software, had a 38% increase in its stock as it went from $24.69 to $34.00. Broderbund provides a good example of what we mean when we talk about a 12-month catalyst. Early this year, the company's stock dropped below $20 a share because of lower earnings and weakness in the consumer software market. However, we knew that Broderbund was going to bring out a sequel to Myst, the best-selling computer game of all time. We felt that this new game would sell well and make a substantial impact on the company's earnings. Although the company's situation was difficult at the time we bought the stock, the introduction of Riven (the sequel to Myst) in the fall was the catalyst we were looking for.
     Adobe, the maker of software for graphics and printing, had a 37% increase in its stock as it rose from $36.83 to $50.38. The company makes Page-Maker for desktop publishing and Postscript for formatting laser and inkjet printers.
     Centigram, a manufacturer of voice mail equipment, gained 37% as its stock went from $12.94 to $17.75. Wellman, the nation's largest recycler of plastic, had a 33% increase in its stock price, going from $17.38 to $23.19; price increases for bottle resin gave a boost in revenue to the company. FEI, maker of electron microscopes and semiconductor inspection equipment, had a 32% increase in its stock price as it went from $15.75 to $20.75.

COMPANY NOTES
     Sequent Computer Systems has been rated one of the top family-friendly companies in the country according to a special report in the September 15 issue of Business Week. Sequent was also rated among the best companies for families by Working Mother magazine. Oregon Business also rated the company highly in this regard.
     Delta Air Lines took 300 members of Atlanta's Boys and Girls Club to a special viewing of the Atlanta Ballet's production of Peter Pan. This is part of Delta's plan to help the Ballet with its outreach program to underprivileged youth.
     Aetna U.S. Healthcare is the first national health benefits company to make a commitment to the American Diabetes Association's new guidelines. The company will support and cover screening for diabetes beginning at age 45 for its HMO members as well as regular testing when necessary.
     A September television documentary on PBS entitled "The Excellence File" recognized Whole Foods Market for its progressive, team-building management practices. We have also done very well financially on our investment in the stock.

OUTLOOK AND STRATEGY
     In our last quarterly report, we talked about how the biggest companies had performed much better than the small and medium-sized companies and what this meant for the market indices. Well, that has changed and the smaller and medium-sized companies are now doing better than the larger companies. In our third quarter performance discussion at the beginning of this report, you will notice that the average growth fund did much better than the S&P 500. Since growth funds have a broad range of companies in their portfolios and the S&P 500 represents primarily the very large companies, this means that the smaller companies are catching up.
     The Parnassus Fund has some very large companies as well as some smaller companies, but overall, we are in the mid-cap range. This means that if current trends continue and medium-sized companies do better than the big-cap companies, the Parnassus Fund should continue to beat the S&P 500. (This is not a guarantee, but an attempt to analyze current trends.) For this reason, we continue to remain as fully-invested as possible.
     In my view, the big-cap companies are fully-valued and maybe even somewhat overvalued. However, the small and mid-cap companies for the most part are not. As long as interest rates do not move up sharply, there is more room for these companies to move higher.

ANNUAL DIVIDEND
     The Fund will pay a dividend to all shareholders of record as of December 18, 1997 (record date). The dividend is payable to everyone who owns shares on that day even if the shares were purchased only a few days before. Since the dividend is taxable, a shareholder investing just before the record date would end up paying taxes on a non-existent gain. This is especially significant this year because the dividend is likely to be quite large given our excellent performance.
     For example, if the NAV were to be $52.00 on December 18 and if the dividend were to be $8.00, then the NAV would drop by $8.00 that day to $44.00 per share. There would be no economic loss since the $8.00 dividend would make up for the $8.00 drop in the NAV, but the $8.00 dividend is taxed even though it would not be a true gain to a shareholder purchasing just before the record date.
     Each shareholder has to make his or her own decision, but my recommendation would be not to make any additional investments in late November or early December until after the dividend is paid (the ex-dividend date). This year, the ex-dividend date will be December 19 so it is safe to make investments on or after December 19. You can also send in a check now for an additional investment and ask the staff to hold the investment until the ex-dividend date.
     There are only two exceptions to my recommendation. First, if you have an IRA or another retirement account, you can make additional investments at any time since retirement accounts are not taxable. The second exception is PAIP accounts. There is no reason to skip an automatic PAIP investment since it is done every month and represents a relatively small investment compared to your entire investment program and the tax effect should not be significant. (I'm making my regular PAIP investment in November and December.) With the exception of PAIP and IRA accounts, I would defer new investments until the ex-dividend date (December 19).

SEC MATTER
     The hearing on the SEC matter was held in San Francisco from September 22 through September 26. The hearings produced some interesting changes in the tone of the SEC's comments. At the time the charges were announced and in the prehearing brief, they stated that I artificially inflated the value of Margaux stock and that I had also misused soft dollar credits from brokerage transactions for my personal benefit. By the time the SEC attorney made his opening statement at the hearing, he conceded that there was no dishonesty and there was "no larceny" involved in this case. Instead, they maintained that the Trustees and I had not used proper procedures to price Margaux after it was delisted by the NASDAQ National Market System. My view, however, is that we did price Margaux correctly and that we will ultimately be successful on all of the issues.
     This past June, we sent a letter to all shareholders outlining the SEC's charges and our response. If you don't have a copy of this letter or you would like another one, you can call our office to obtain a copy.
     All evidence and all testimony were presented at the San Francisco hearing except for the experts' testimony which is scheduled for Washington, D.C. from December 1-4. Our experts will say we priced Margaux properly and their experts will say we didn't price it properly so I imagine it will be a standoff.
     The complete hearing record probably won't be ready until January and the attorneys will need some time to prepare post-hearing briefs. Then, the judge will have to review the record and decide points of fact and law. So, it will probably be late next spring before a decision is reached.

FALL INTERNS
     Bryant Cherry is a graduate of Stanford University and holds an M.S. in accounting from San Jose State University. His previous experience includes work in fund-raising at Stanford Business School, experience as a senior accountant at Frank, Rimerman & Co. in Menlo Park and service as a financial consultant at Merrill Lynch & Co.
     Paul Schulten is a graduate of Vassar College in English literature and also holds an MBA from Vanderbilt University's Owen Graduate School of
Management. His previous experience includes work in risk management with Prudential Securities and in public finance with Fitch Investors Service.
     Gee Leung is a senior at the Haas School of Business at the University of California at Berkeley. Prior to attending Berkeley, he was student body president at the College of Marin and he worked as a teller at Wells Fargo Bank. He has also done consulting with small businesses for an economic development project in Oakland, California.
     Finally, I would like to thank all of you for investing in the Parnassus Fund. I am delighted that we were able to give you such good returns this year as a reward you for your support.

Yours truly,
Jerome L. Dodson
President

THE PARNASSUS FUND PORTFOLIO: SEPTEMBER 30, 1997*
# of Shares    Issuer                               Market Value       Per Share
--------------------------------------------------------------------------------
    600,000    ATC Group Services, Inc.              $6,337,500           $10.56
    100,000    Acme Metals, Inc.                      1,600,000            16.00
    280,000    Adobe Systems Incorporated            14,105,000            50.38
    500,000    Advanced Micro Devices, Inc.          16,281,250            32.56
    160,000    Aetna, Inc.                           13,030,000            81.44
    100,000    Amgen, Inc.                            4,793,750            47.94
    900,000    AnnTaylor Stores Corporation          13,387,500            14.88
    439,100    Broderbund Software, Inc.             14,929,400            34.00
    315,000    Building Materials Holding
               Corporation                            4,114,688            13.06
    100,000    Burlington Coat Factory                2,112,500            21.13
     39,500    Cannondale Corporation                   888,750            22.50
    535,000    Centigram Communications               9,496,250            17.75
    400,000    Compaq Computer Corporation           29,975,000            74.94
     70,000    Corporate Express, Inc.                1,478,750            21.13
    800,000    Cypress Semiconductor                 12,400,000            15.50
     60,000    Delta Air Lines, Inc.                  5,651,250            94.19
    500,000    Electro Scientific Industries, Inc.   30,500,000            61.00
    300,000    FEI Company                            6,225,000            20.75
    450,000    First Data Corporation                16,903,125            37.56
    700,000    Genus, Inc.                            4,812,500             6.88
     80,000    Hewlett-Packard Company                5,565,000            69.56
    120,000    Houghton Mifflin Company               4,530,000            37.75
    575,000    In Focus Systems                      12,865,625            22.38
    500,000    Intuit, Inc.                          16,000,000            32.00
    148,000    Invacare Corporation                   3,478,000            23.50
    200,000    Mentor Graphics Corporation            2,425,000            12.13
  1,000,000    Morgan Products, Ltd.                  6,687,500             6.69
    900,000    Mylan Laboratories, Inc.              20,193,750            22.44
    245,000    Planar Systems                         2,771,563            11.31
    785,000    Protocol Systems, Inc.                 9,223,750            11.75
    200,000    Ryerson Tull, Inc.                     3,237,500            16.19
    750,000    Sequent Computer Systems, Inc.        18,609,375            24.81
    265,000    The Wet Seal, Inc.                     6,194,375            23.38
    500,000    Toys "R" Us, Inc.                     17,718,750            35.44
    375,000    Wellman, Inc.                          8,695,312            23.19
     50,000    West Marine, Inc.                      1,143,750            22.88
    400,000    Whole Foods Market, Inc.              15,450,000            38.63
                                                   ------------

               Total Portfolio                     $363,811,463

               Short Term Investments
               and Other Assets                    $ 27,910,661
                                                   ------------
               TOTAL NET ASSETS                    $391,722,124
                                                   ============
               THE NET ASSET VALUE
               AS OF SEPTEMBER 30, 1997              $    51.43

*Portfolio is current at time of printing, but composition is subject to change.

--------------------------------------------------------------------------------
THE PARNASSUS FUND
Distributed by Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105
415-778-0200
800-999-3505
www.parnassus.com

This quarterly report must be preceded or accompanied by a current prospectus.